UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025

Royalty Pharma plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-39329	98-1535773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

110 East 59th Street
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 883-0200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	RPRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 17, 2025, Carole Ho and Elizabeth (Bess) Weatherman were appointed to serve as new members of the Board of Directors (the “Board”) of Royalty Pharma plc (the “Company”). Each will stand for election for the first time at the Company’s 2026 Annual General Meeting of Shareholders. The Board has determined that each of Dr. Ho and Ms. Weatherman meets the independence standards adopted by the Board in compliance with the Nasdaq Global Select Market corporate governance listing standards and Item 407(a) of Regulation S-K.

Dr. Ho and Ms. Weatherman do not have any family relationships with any of the executive officers or directors of the Company. There are no arrangements or understandings between each of Dr. Ho and Ms. Weatherman and any other person pursuant to which each of Dr. Ho and Ms. Weatherman was appointed as a director of the Company. In connection with their appointments, each of Dr. Ho and Ms. Weatherman will enter into a standard deed of indemnity in the form previously approved by the Board.

Dr. Ho and Ms. Weatherman will each receive compensation pursuant to the Company’s Independent Director Compensation Policy, as described in the Company’s Proxy Statement filed on April 11, 2025.

On July 17, 2025, the Company issued a press release announcing the appointment of each of Dr. Ho and Ms. Weatherman to the Board, which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated July 17, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROYALTY PHARMA PLC

Date: July 17, 2025	By:	/s/ Pablo Legorreta
Pablo Legorreta
Chief Executive Officer